SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2004

OTTER TAIL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-00368 (Commission File Number)	41-0462685 (I.R.S. Employer Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN (Address of principal executive offices)	56538-0496 (Zip Code)

Registrant’s telephone number, including area code: (866) 410-8780

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ___Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ___Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ___Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ___Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On October 28, 2004, a Fifth Amendment to the Credit Agreement dated April 30, 2002 between Otter Tail Corporation and the following banks: U.S. Bank National Association, as Agent; Bank One, N.A.; Bank Hapoalim B.M. and Wells Fargo Bank, National Association was signed. This amendment eliminated the provision for the accelerated payment of the line of credit balance in the event that the corporation’s senior unsecured debt is rated below Baa2 (Moody’s) or BBB- (Standards & Poor’s).

Item 2.02 Results of Operations and Financial Condition

     On November 1, 2004 Otter Tail Corporation issued a press release concerning financial results for the third quarter of 2004, a copy of which is furnished herewith as Exhibit 99.1.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OTTER TAIL CORPORATION
Date: November 2, 2004	By	/s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Press release, dated November 1, 2004

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